EXHIBIT 34


                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Shares of Triarc Companies Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 16th day of September 2008.


                                       TRIAN PARTNERS GP, L.P.

                                       By:    /s/ Edward P. Garden
                                              ----------------------------------
                                       Name:  Edward P. Garden
                                       Title: Member


                                       TRIAN PARTNERS GENERAL PARTNER, LLC

                                       By:    /s/ Edward P. Garden
                                              ----------------------------------
                                       Name:  Edward P. Garden
                                       Title: Member


                                       TRIAN PARTNERS, L.P.

                                       By: Trian Partners GP, L.P., its
                                       general partner

                                       By: Trian Partners General Partner,
                                       LLC, its general partner

                                       By:    /s/ Edward P. Garden
                                              ----------------------------------
                                       Name:  Edward P. Garden
                                       Title: Member


                                       TRIAN PARTNERS MASTER FUND, L.P.

                                       By: Trian Partners GP, L.P., its
                                       general partner

                                       By: Trian Partners General Partner,
                                       LLC, its general partner

                                       By:    /s/ Edward P. Garden
                                              ----------------------------------
                                       Name:  Edward P. Garden
                                       Title: Member


                            [Joint Filing Agreement]

                                       TRIAN PARTNERS PARALLEL FUND I, L.P.

                                       By: Trian Partners Parallel Fund I
                                       General Partner LLC, its general
                                       partner

                                       By:    /s/ Edward P. Garden
                                              ----------------------------------
                                       Name:  Edward P. Garden
                                       Title: Member


                                       TRIAN PARTNERS PARALLEL FUND I GENERAL
                                       PARTNER, LLC

                                       By:    /s/ Edward P. Garden
                                              ----------------------------------
                                       Name:  Edward P. Garden
                                       Title: Member


                                       TRIAN PARTNERS PARALLEL FUND II, L.P.

                                       By: Trian Partners Parallel Fund II
                                       GP, L.P., its general partner

                                       By: Trian Partners Parallel Fund II
                                       General Partner, LLC, its general
                                       partner

                                       By:    /s/ Edward P. Garden
                                              ----------------------------------
                                       Name:  Edward P. Garden
                                       Title: Member


                                       TRIAN PARTNERS PARALLEL FUND II GP, L.P.

                                       By: Trian Partners Parallel Fund II
                                       General Partner, LLC, its general
                                       partner

                                       By:    /s/ Edward P. Garden
                                              ----------------------------------
                                       Name:  Edward P. Garden
                                       Title: Member


                                       TRIAN PARTNERS PARALLEL FUND II
                                       GENERAL PARTNER, LLC

                                       By:    /s/ Edward P. Garden
                                              ----------------------------------
                                       Name:  Edward P. Garden
                                       Title: Member


                            [Joint Filing Agreement]

                                       TRIAN FUND MANAGEMENT, L.P.

                                       By: Trian Fund Management GP, LLC, its
                                       general partner

                                       By:    /s/ Edward P. Garden
                                              ----------------------------------
                                       Name:  Edward P. Garden
                                       Title: Member


                                       TRIAN FUND MANAGEMENT GP, LLC

                                       By:    /s/ Edward P. Garden
                                              ----------------------------------
                                       Name:  Edward P. Garden
                                       Title: Member


                            [Joint Filing Agreement]

                                        /s/ Nelson Peltz
                                       ---------------------------------------
                                        Nelson Peltz



                                        /s/ Peter W. May
                                       ---------------------------------------
                                        Peter W. May



                                        /s/ Edward P. Garden
                                       ---------------------------------------
                                        Edward P. Garden


                            [Joint Filing Agreement]